UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 13, 2006

FIDELITY NATIONAL INFORMATION SERVICES, INC.

(Exact name of registrant as specified in charter)

Georgia	001-16427	37-1490331

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida		32204

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(904) 854-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant
Item 9.01 Financial Statements And Exhibits
SIGNATURES
Exhibit 16.1

Item 4.01 Changes In Registrant’s Certifying Accountant
     On February 1, 2006, the registrant (f/k/a Certegy Inc.) consummated a business combination with Fidelity National Information Services, Inc., a Delaware corporation (“Former FIS”), in which Former FIS was merged into a wholly-owned subsidiary of the registrant. As a result of the merger, the stockholders of Former FIS acquired a majority of the outstanding common stock of the registrant; consequently, for accounting and financial reporting purposes, the merger will be treated as a reverse acquisition of Certegy Inc. by Former FIS. Ernst & Young LLP (“Ernst & Young”) was the independent registered public accounting firm for Certegy Inc., while KPMG LLP (“KPMG”) served as the independent registered public accounting firm for Former FIS.
     On March 13, 2006, the Audit Committee of the registrant decided to engage KPMG as the registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and chose not to continue the engagement of Ernst & Young after the completion of the audit for the fiscal year ended December 31, 2005.
     Ernst & Young’s reports on the registrant’s consolidated financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.
     In connection with the audits of the registrant’s financial statements for each of the fiscal years ended December 31, 2005 and 2004, and the subsequent interim period through the date of this Form 8-K, there were no disagreements between the registrant and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the registrant’s consolidated financial statements for such years.
     The registrant provided Ernst & Young with this Form 8-K prior to filing it with the Securities and Exchange Commission and has requested Ernst & Young to furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter is included as Exhibit 16.1 to this Form 8-K.
     During the fiscal years ended December 31, 2005 and 2004, and the subsequent interim period through the date of this Form 8-K, neither the registrant nor anyone acting on its behalf consulted KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with Ernst & Young on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its report, or (b) a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01 Financial Statements And Exhibits
(d) Exhibits.

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated March 17, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Date: March 17, 2006	By:	/s/ Jeffrey S. Carbiener
Jeffrey S. Carbiener
Executive Vice President and Chief Financial Officer

2